Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Annual Report of Arbor EnTech Corporation (the “registrant”) on Form 10-KSB for the year ending April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Mark Shefts, Acting Chief Executive Officer and Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

August 12, 2008

/s/	Mark Shefts
Mark Shefts
Acting Chief Executive Officer and Chief Financial Officer